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                                                                    Exhibit 10.3

                       SECOND AMENDMENT TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "SECOND AMENDMENT") is entered into effective as of September 30, 2003 (the "AMENDMENT EFFECTIVE DATE"), among GIANT INDUSTRIES, INC., a Delaware corporation (the "COMPANY"), the financial institutions from time to time parties to the Credit Agreement (collectively, the "LENDERS"), and BANK OF AMERICA, N.A. as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders and as a Lender and as Letter of Credit Issuing Bank. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the meanings ascribed to them in the Credit Agreement.

         WHEREAS, the Company, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of May 14, 2002 and amended by the First Amendment dated October 28, 2002 (the "CREDIT AGREEMENT"); and

         WHEREAS, the Company desires to modify the Credit Agreement to permit the Company to enter into certain leases as herein described;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Schedule 8.05 of the Credit Agreement. Subject to satisfaction of the condition precedent set forth in Section 3 of this Second Amendment, Schedule 8.05 of the Credit Agreement is amended by adding the following:

                  7. Lease of the headquarters building pursuant to sale-leaseback arrangement to be entered into in calendar year 2003.

                  8. Lease of two convenience stores in Flagstaff, Arizona to be entered into in calendar year 2003.

         SECTION 2. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Company represents and warrants to the Administrative Agent and to each Lender that:

         (a) This Second Amendment, the Credit Agreement as amended hereby and each Loan Document have been duly authorized, executed and delivered by the Company and the applicable Loan Parties and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

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         (b)      The representations and warranties set forth in ARTICLE VI of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to, as if made on and as of the Amendment Effective Date.

         (c) As of the date hereof, at the time of and after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

         (d) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution and delivery of this Second Amendment or the performance by the Company or any Loan Party of its obligations hereunder. This Second Amendment has been duly authorized by all necessary corporate action, and the execution, delivery and performance of this Second Amendment and the documents and transactions contemplated hereby does not and will not (a) contravene the terms of the Company's or any Loan Party's Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the imposition or creation of any Lien under, any document evidencing any material Contractual Obligation to which the Company or any Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any Loan Party is subject; or
(c) violate any Requirement of Law.

         SECTION 3. Conditions of Effectiveness. The amendments to the Credit Agreement set forth in SECTION 1 of this Second Amendment shall be effective upon receipt by the Administrative Agent shall have received counterparts of this Second Amendment duly executed by the Company, the Loan Parties, the Administrative Agent, and the Majority Lenders.

         SECTION 4. Costs. The Company agrees to pay on demand reasonable Attorney Costs of the Administrative Agent and all other costs and expenses of the Administrative Agent, in connection with the preparation, execution and delivery of this Second Amendment and any other documents executed in connection herewith.

         SECTION 5. Effect of Amendment. This Second Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent, the Issuing Bank or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Second Amendment. Except as otherwise expressly provided by this Second Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Second Amendment and such Credit Agreement shall be read and construed as one instrument. The Company and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Administrative Agent for the benefit of the Lenders as security

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for payment of the Obligations are the legal, valid and binding obligations of the Company and the Loan Parties, remain in full force and effect, are unimpaired by this Second Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

         SECTION 6. Miscellaneous. This Second Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Second Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Second Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Second Amendment, it shall not be necessary to produce or account for more than one such counterpart. This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                         [SIGNATURES BEGIN ON NEXT PAGE]

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         THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. SECOND AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT THE CREDIT AGREEMENT (AS AMENDED BY THIS SECOND AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

                                   GIANT INDUSTRIES, INC.

                                   By: /s/ MARK B. COX
                                       ------------------------------
                                       Name: Mark B. Cox
                                       Title: Vice President, Treasurer and CFO

                       [SIGNATURES CONTINUED ON NEXT PAGE]

   THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                   BANK OF AMERICA, N.A., as Administrative
                                   Agent, as Letter of Credit Issuing Bank and as a Lender

                                   By: /s/ CLAIRE M. LIU
                                       -----------------------
                                       Claire M. Liu
                                       Managing Director

                       [SIGNATURES CONTINUED ON NEXT PAGE]

   THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                   BANK OF SCOTLAND

                                   By:  /s/ JOSEPH FRATUS
                                       --------------------------------
                                       Name: Joseph Fratus
                                       Title: First Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                   BNP PARIBAS

                                   By:  /s/ MARK A. COX
                                       ---------------------
                                       Name: Mark A. Cox
                                       Title: Director

                                   By:  /s/ GREG SMOTHERS
                                       -----------------------
                                       Name: Greg Smothers
                                       Title: Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

   THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                   COMERICA BANK-CALIFORNIA

                                   By:  /s/ PETER FITZPATRICK
                                       ---------------------------------
                                       Name: Peter Fitzpatrick
                                       Title: Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                   FLEET NATIONAL BANK

                                   By:  /s/ ALLISON I. ROSSI
                                       --------------------------
                                       Name: Allison I. Rossi
                                       Title: Director

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   THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                   HIBERNIA NATIONAL BANK

                                   By:  /s/ CORWIN DUPREE
                                       -----------------------
                                       Name: Corwin Dupree
                                       Title: Asst. Vice-President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

   THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                   RZB FINANCE LLC

                                   By:  /s/ CHRISTOPH HOEDEL
                                       ---------------------------------
                                       Name: Christoph Hoedl
                                       Title: Vice President

                                   By:  /s/ ELIZABETH HIRST
                                       --------------------------------
                                       Name: Elizabeth Hirst
                                       Title: Assistant Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

   THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                                   WELLS FARGO BANK, N.A.

                                   By:  /s/ ART KRASNY
                                       --------------------
                                       Name: Art Krasny
                                       Title: Relationship Manager

   THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

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                           RATIFICATION AND AGREEMENT

         Each of the undersigned Loan Parties hereby consents to and accepts the terms and conditions of the foregoing Second Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each of the Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to the foregoing Second Amendment.

                                   GIANT INDUSTRIES ARIZONA, INC.,
                                   GIANT FOUR CORNERS, INC.,
                                   DEGUELLE OIL COMPANY,
                                   GIANT MID-CONTINENT, INC.,
                                   GIANT STOP-N-GO OF NEW MEXICO, INC.,
                                   SAN JUAN REFINING COMPANY,
                                   CINIZIA PRODUCTION COMPANY,
                                   PHOENIX FUEL CO., INC.,
                                   GIANT PIPELINE COMPANY, and
                                   GIANT YORKTOWN, INC.
                                   as Loan Parties

                                   By:  /s/ MARK B. COX
                                       ---------------------
                                       Name: Mark B. Cox
                                             Vice President, Treasurer and CFO

   THIS IS A SIGNATURE PAGE TO THE GIANT INDUSTRIES, INC. SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT